                                                                 Exhibit 99.12



     Schedule of Omitted Meridian Sublease Agreements and Related Guarantees
                       (all dated as of September 3, 1998)

         In September 1998, the Company acquired a 99% limited partnership interest in ET Sub-Meridian Limited Partnership, L.L.P., which holds leasehold and purchase option rights to the seven skilled nursing facilities located in Maryland and New Jersey. The Company's interest in ET Sub-Meridian Limited Partnership, L.L.P. was previously accounted for under the equity method. At that time the Company acquired its interest, ET Sub-Meridian subleased the facilities to Meridian Healthcare, Inc., an affiliate of Genesis Health Ventures, Inc., the Company's principal tenant, for an initial ten-year period with a ten-year renewal exercisable by Meridian Healthcare. Genesis has guaranteed the Meridian Healthcare subleases. On September 25, 2002, the Company acquired Mr. McCreary's 1% general partner interest in ET Sub-Meridian. As permitted under applicable SEC regulations, the Company has filed a copy of the sublease agreement and related guarantee for the Heritage Nursing Home and is also filing this schedule identifying the omitted sublease agreements and related guarantees and setting forth the material details in which such omitted sublease agreement and related guarantees differ from the copy of the Heritage Nursing Home sublease agreement and related guarantee that have been filed.

-------------------------------------------------------------------------------------------------------------
            Property                  Lessor                   Lessee                 Guarantor
            --------                  ------                   ------                 ---------
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Corsica Hills Nursing Home,  ET Sub-Meridian Limited  Meridian Healthcare, Inc. Genesis Health Ventures, Inc.
Centreville, Maryland        Partnership, L.L.P.
-------------------------------------------------------------------------------------------------------------

(RESTUBBED TABLE)

----------------------------------------------------------
            Property                    Minimum Rent
            --------                    ------------
----------------------------------------------------------
                                Lease Year
                                Commencing        Rent
                                ----------        ----
----------------------------------------------------------
Corsica Hills Nursing Home,
Centreville, Maryland        September 1, 1998  $1,254,475
----------------------------------------------------------

                             September 1, 1999  $1,254,475
                             -----------------------------

                             September 1, 2000  $1,254,475
                             -----------------------------

                             September 1, 2001  $1,286,477
                             -----------------------------

                             September 1, 2002  $1,305,775
                             -----------------------------

                             September 1, 2003  $1,325,361
                             -----------------------------

                             September 1, 2004  $1,345,242
                             -----------------------------

                             September 1, 2005  $1,365,420
                             -----------------------------

                             September 1, 2006  $1,385,902
                             -----------------------------

                             September 1, 2007  $1,406,690
----------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
            Property                  Lessor                   Lessee                       Guarantor
            --------                  ------                   ------                       ---------
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
Cherry Hill Nursing Home,      ET Sub-Meridian Limited   Meridian Healthcare, Inc.   Genesis Health Ventures, Inc.
Vorhees, New Jersey            Partnership, L.L.P.
--------------------------------------------------------------------------------------------------------------------

(RESTUBBED TABLE)

----------------------------------------------------------------------------
            Property                     Minimum Rent
            --------                     ------------
----------------------------------------------------------------------------
                              Lease Year
                              Commencing                 Rent
                              ----------                 ----
----------------------------------------------------------------------------
Cherry Hill Nursing Home,
Vorhees, New Jersey        September 1, 1998          $1,537,440
----------------------------------------------------------------------------

                           September 1, 1999          $1,537,440
                           -------------------------------------------------

                           September 1, 2000          $1,537,440
                           -------------------------------------------------

                           September 1, 2001          $1,576,660
                           -------------------------------------------------

                           September 1, 2002          $1,600,310
                           -------------------------------------------------

                           September 1, 2003          $1,624,315
                           -------------------------------------------------

                           September 1, 2004          $1,648,680
                           -------------------------------------------------

                           September 1, 2005          $1,673,410
                           -------------------------------------------------

                           September 1, 2006          $1,698,511
                           -------------------------------------------------

                           September 1, 2007          $1,723,989
----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
            Property                  Lessor                   Lessee                       Guarantor
            --------                  ------                   ------                       ---------
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
LaPlata Nursing Home, La         ET Sub-Meridian Limited   Meridian Healthcare, Inc.   Genesis Health Ventures, Inc.
Plata, Maryland                  Partnership, L.L.P.
--------------------------------------------------------------------------------------------------------------------

(RESTUBBED TABLE)

------------------------------------------------------------------------------
            Property                     Minimum Rent
            --------                     ------------
------------------------------------------------------------------------------
                                Lease Year
                                Commencing                 Rent
                                ----------                 ----
------------------------------------------------------------------------------
LaPlata Nursing Home, La
Plata, Maryland              September 1, 1998          $1,150,722
------------------------------------------------------------------------------

                             September 1, 1999          $1,150,722
                             -------------------------------------------------

                             September 1, 2000          $1,150,722
                             -------------------------------------------------

                             September 1, 2001          $1,180,077
                             -------------------------------------------------

                             September 1, 2002          $1,197,778
                             -------------------------------------------------

                             September 1, 2003          $1,215,745
                             -------------------------------------------------

                             September 1, 2004          $1,233,981
                             -------------------------------------------------

                             September 1, 2005          $1,252,491
                             -------------------------------------------------

                             September 1, 2006          $1,271,278
                             -------------------------------------------------

                             September 1, 2007          $1,290,347
------------------------------------------------------------------------------

                                       4

-----------------------------------------------------------------------------------------------------------------------
            Property                  Lessor                   Lessee                       Guarantor
            --------                  ------                   ------                       ---------
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Multi-Medical Nursing       ET Sub-Meridian Limited     Meridian Healthcare, Inc.         Genesis Health Ventures, Inc.
Home, Towson, Maryland      Partnership, L.L.P.
-----------------------------------------------------------------------------------------------------------------------

(RESTUBBED TABLE)

------------------------------------------------------------------------------
            Property                     Minimum Rent
            --------                     ------------
------------------------------------------------------------------------------
                                Lease Year
                                Commencing                 Rent
                                ----------                 ----
------------------------------------------------------------------------------
Multi-Medical Nursing
Home, Towson, Maryland       September 1, 1998          $481,039
------------------------------------------------------------------------------
                             September 1, 1999          $481,039
                             -------------------------------------------------

                             September 1, 2000          $481,039
                             -------------------------------------------------

                             September 1, 2001          $493,311
                             -------------------------------------------------

                             September 1, 2002          $500,711
                             -------------------------------------------------

                             September 1, 2003          $508,221
                             -------------------------------------------------

                             September 1, 2004          $515,845
                             -------------------------------------------------

                             September 1, 2005          $523,582
                             -------------------------------------------------

                             September 1, 2006          $531,436
                             -------------------------------------------------

                             September 1, 2007          $539,407
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
            Property                  Lessor                   Lessee                       Guarantor
            --------                  ------                   ------                       ---------
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Severna Park Nursing Home,  ET Sub-Meridian Limited     Meridian Healthcare, Inc.         Genesis Health Ventures, Inc.
Severna Park, Maryland      Partnership, L.L.P.
-----------------------------------------------------------------------------------------------------------------------

(RESTUBBED TABLE)

------------------------------------------------------------------------------
            Property                     Minimum Rent
            --------                     ------------
------------------------------------------------------------------------------
                                Lease Year
                                Commencing                 Rent
                                ----------                 ----
------------------------------------------------------------------------------
Severna Park Nursing Home,
Severna Park, Maryland       September 1, 1998          $1,622,329
------------------------------------------------------------------------------

                             September 1, 1999          $1,622,329
                             -------------------------------------------------

                             September 1, 2000          $1,622,329
                             -------------------------------------------------

                             September 1, 2001          $1,663,715
                             -------------------------------------------------

                             September 1, 2002          $1,688,671
                             -------------------------------------------------

                             September 1, 2003          $1,714,001
                             -------------------------------------------------

                             September 1, 2004          $1,739,711
                             -------------------------------------------------

                             September 1, 2005          $1,765,807
                             -------------------------------------------------

                             September 1, 2006          $1,792,294
                             -------------------------------------------------

                             September 1, 2007          $1,819,178
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
            Property                  Lessor                   Lessee                       Guarantor
            --------                  ------                   ------                       ---------
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Westfield Nursing Home,     ET Sub-Meridian Limited     Meridian Healthcare, Inc.         Genesis Health Ventures, Inc.
Westfield, New Jersey       Partnership, L.L.P.
-----------------------------------------------------------------------------------------------------------------------

(RESTUBBED TABLE)

------------------------------------------------------------------------------
            Property                     Minimum Rent
            --------                     ------------
------------------------------------------------------------------------------
                                Lease Year
                                Commencing                 Rent
                                ----------                 ----
------------------------------------------------------------------------------
Westfield Nursing Home,
Westfield, New Jersey        September 1, 1998          $2,065,640
------------------------------------------------------------------------------

                             September 1, 1999          $2,065,640
                             -------------------------------------------------

                             September 1, 2000          $2,065,640
                             -------------------------------------------------

                             September 1, 2001          $2,118,335
                             -------------------------------------------------

                             September 1, 2002          $2,150,110
                             -------------------------------------------------

                             September 1, 2003          $2,182,362
                             -------------------------------------------------

                             September 1, 2004          $2,215,097
                             -------------------------------------------------

                             September 1, 2005          $2,48,323
                             -------------------------------------------------

                             September 1, 2006          $2,282,048
                             -------------------------------------------------

                             September 1, 2007          $2,316,279
------------------------------------------------------------------------------

                                       7